Chartered-in Vessels	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Lessee, Finance Leases [Text Block]	Obligations related to Finance Leases

	December 31, 2020 $	December 31, 2019 $
Total obligations related to finance leases	1,340,922	1,410,904
Less current portion	(71,932)	(69,982)
Long-term obligations related to finance leases	1,268,990	1,340,922

As at December 31, 2020 and 2019, the Partnership was a party to finance leases on nine LNG carriers. These nine LNG carriers were sold by the Partnership to third parties (or Lessors) and leased back under 7.5 to 15-year bareboat charter contracts ending in 2026 through to 2034. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.1%. The bareboat charter contracts are presented as obligations related to finance leases on the Partnership's consolidated balance sheets and have purchase obligations at the end of the lease terms.
The Partnership consolidates seven of the nine Lessors for financial reporting purposes as VIEs. The Partnership understands that these vessels and lease operations are the only assets and operations of the Lessors. The Partnership operates the vessels during the lease term and, as a result, is considered to be, under GAAP, the Lessor's primary beneficiary. The sale and leaseback of two vessels are accounted for as failed sales. The Partnership is not considered as holding a variable interest in these buyer Lessor entities and thus, does not consolidate these entities (see Note 2).

The liabilities of the seven Lessors considered as VIEs are loans and are non-recourse to the Partnership. The amounts funded to the seven Lessors in order to purchase the vessels materially match the funding to be paid by the Partnership's subsidiaries under the sale-leaseback transactions. As a result, the amounts due by the Partnership's subsidiaries to the seven Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

During September 2019, the Partnership refinanced the Torben Spirit by acquiring the Torben Spirit from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of 7.5 years. The Partnership is required to purchase the vessel at the end of the lease term. As a result of this refinancing transaction, the Partnership recognized a loss of $1.4 million for the year ended December 31, 2019 on the extinguishment of the original finance lease which was included in other expense in the Partnership's consolidated statements of income.

The obligations of the Partnership under the bareboat charter contracts for the nine LNG carriers are guaranteed by the Partnership. In addition, the guarantee agreements require the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at December 31, 2020, the Partnership was in compliance with all covenants in respect of the obligations related to its finance leases.

As at December 31, 2020, the remaining commitments related to the financial liabilities of these nine LNG carriers, including the amounts to be paid for the related purchase obligations, approximated $1.7 billion including imputed interest of $400.5 million repayable through 2034, as indicated below:

Year	Commitments as at December 31, 2020
2021	$138,601
2022	$136,959
2023	$135,459
2024	$132,011
2025	$129,725
Thereafter	$1,068,641

Lessee, Operating Leases [Text Block]
b) Operating Leases
The Partnership has chartered a vessel from its 52%-owned joint venture with Marubeni Corporation (or the MALT Joint Venture) on a time-charter-in contract, whereby the MALT Joint Venture provides use of the vessel to the Partnership and operates the vessel for the Partnership.

Under its time-charter-in contract with the MALT Joint Venture commencing in September 2018, which had an original term of two years and was further extended by 21 months to June 2022, the Partnership incurred time-charter hire expenses for the year ended December 31, 2020 of $23.6 million (2019 – $20.0 million, 2018 – $7.7 million), of which $14.6 million (2019 – $12.4 million, 2018 – $4.8 million) was allocable to the lease component and $9.0 million (2019 – $7.6 million, 2018 – $2.9 million) was allocable to the non-lease component. The lease component approximates the cash paid for the amounts included in operating lease liabilities and is reflected as a reduction in operating cash flows for the years ended December 31, 2020, 2019 and 2018. As at December 31, 2020, the weighted-average remaining lease term and weighted-average discount rate for the time-charter-in contract were 1.5 years and 4.6%, respectively.

A maturity analysis of the Partnership’s operating lease liabilities from its time-charter-in contract with the MALT Joint Venture as at December 31, 2020 is as follows:

	Lease Commitment	Non-Lease Commitment	Total Commitment
Year	$	$	$
Payments:
2021	14,670	9,055	23,725
2022	6,832	4,218	11,050
Total payments	21,502	13,273	34,775
Less imputed interest	(752)
Carrying value of operating lease liabilities	20,750
Less current portion	(14,003)
Carrying value of long-term operating lease liabilities	6,747